                                                                    EXHIBIT 99.3

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[225,978,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-22SL

                             [THE WINTER GROUP LOGO]

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                              JPMORGAN CHASE BANK
                                MASTER SERVICER

      SPECIALIZED LOAN SERVICING, LLC AND GREENPOINT MORTGAGE FUNDING, INC.
                                    SERVICER

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 OCTOBER 6, 2004

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR TMTS SERIES 2004-22SL

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION

                                                            NO      NO    ALL        AVG    CURRENT
FICO SCORE              FULL     ALT    REDUCED  STATED   RATIO    DOC    DOCS     PRIN BAL   LTV
----------              ----     ---    -------  ------   -----    ---    ----     --------   ---
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550              0.05%   0.00%    0.00%    0.00%    0.00%   0.00%   0.05%  18,129.72  92.90%
551 TO 600              1.31%   0.00%    0.02%    0.09%    0.00%   0.00%   1.42%  31,664.64  95.73%
601 TO 650             13.19%   0.00%    5.97%    4.69%    2.70%   0.06%  26.61%  46,817.21  95.50%
651 TO 700             10.50%   0.00%   13.02%    9.19%    4.86%   1.83%  39.40%  55,472.36  94.87%
701 TO 750              5.89%   0.00%    8.25%    4.41%    3.58%   2.24%  24.37%  51,677.36  95.34%
751 TO 800              1.99%   0.00%    3.26%    1.01%    1.03%   0.66%   7.95%  54,455.53  94.18%
801 TO 850              0.07%   0.00%    0.09%    0.01%    0.00%   0.03%   0.19%  33,976.07  97.39%
                       -----    ----    -----    -----    -----    ----  ------   ---------  -----
TOTAL                  33.00%   0.00%   30.60%   19.40%   12.17%   4.82% 100.00%  51,289.15  95.11%
                       =====    ====    =====    =====    =====    ====  ======   =========  =====

LTV & FICO

                        FICO                                                                            AVG                 GROSS
CURRENT LTV           451-500  501-550  551-600 601-650  651-700 701-750  751-800  801-850    TOTAL   PRIN BAL      WAC    MARGIN
-----------           -------  -------  ------- -------  ------- -------  -------  -------    -----   --------      ---    ------
(10 increment)
0.01 TO 10.00
10.01 TO 20.00
20.01 TO 30.00                  0.00%    0.00%    0.00%    0.01%   0.00%   0.00%    0.00%      0.01%  28,000.00    9.000     -
30.01 TO 40.00                  0.00%    0.00%    0.03%    0.16%   0.01%   0.05%    0.00%      0.25%  94,080.51    9.858     -
40.01 TO 50.00                  0.00%    0.00%    0.03%    0.03%   0.00%   0.09%    0.00%      0.15%  65,388.94    8.359     -
50.01 TO 60.00                  0.00%    0.00%    0.24%    0.15%   0.22%   0.00%    0.00%      0.62% 117,908.80    9.621     -
60.01 TO 70.00                  0.00%    0.03%    0.29%    0.63%   0.22%   0.11%    0.00%      1.27%  97,045.71    9.206     -
70.01 TO 80.00                  0.00%    0.10%    1.29%    1.74%   0.91%   0.17%    0.00%      4.22%  94,661.03    9.225     -
80.01 TO 90.00                  0.03%    0.08%    4.15%    7.65%   4.33%   1.95%    0.02%     18.22%  52,440.23    9.974     -
90.01 TO 100.00                 0.02%    1.22%   20.58%   29.04%  18.67%   5.58%    0.17%     75.27%  49,062.09   10.697     -
                                ----     ----    -----    -----   -----    ----     ----     ------   ---------   ------  -------
TOTAL                           0.05%    1.42%   26.61%   39.40%  24.37%   7.95%    0.19%    100.00%  51,289.15   10.472     -
                                ====     ====    =====    =====   =====    ====     ====     ======   =========   ======  =======


PRIN BALANCE & FICO

                        FICO                                                                                               GROSS
PRIN BALANCE          451-500  501-550  551-600 601-650  651-700 701-750  751-800  801-850    TOTAL  CURRENT LTV    WAC    MARGIN
------------          -------  -------  ------- -------  ------- -------  -------  -------    -----  -----------    ---    ------
(50,000 increments)
1 TO 50,000                     0.05%    0.98%   11.74%   12.80%   8.99%   2.37%    0.12%     37.07%     96.36%   10.634     -
50,001 TO 100,000               0.00%    0.32%    9.29%   15.28%   9.06%   2.81%    0.07%     36.82%     96.22%   10.449     -
100,001 TO 150,000              0.00%    0.04%    2.64%    5.21%   3.35%   1.05%    0.00%     12.29%     95.27%   10.430     -
150,001 TO 200,000              0.00%    0.00%    1.87%    3.63%   1.82%   1.10%    0.00%      8.42%     92.41%   10.227     -
200,001 TO 250,000              0.00%    0.08%    0.53%    0.69%   0.30%   0.30%    0.00%      1.89%     88.48%    9.633     -
250,001 TO 300,000              0.00%    0.00%    0.10%    0.65%   0.37%   0.18%    0.00%      1.30%     83.42%   10.175     -
300,001 TO 350,000              0.00%    0.00%    0.32%    0.75%   0.22%   0.00%    0.00%      1.29%     84.94%   10.428     -
350,001 TO 400,000              0.00%    0.00%    0.13%    0.39%   0.26%   0.13%    0.00%      0.92%     67.63%    9.875     -
                                ----     ----    -----    -----   -----    ----     ----     ------   ---------   ------  -------
TOTAL:                          0.05%    1.42%   26.61%   39.40%  24.37%   7.95%    0.19%    100.00%     95.11%   10.472     -
                                ====     ====    =====    =====   =====    ====     ====     ======   =========   ======  =======

PREPAYMENT PENALTY & FICO

                        FICO                                                                                     CURRENT
PREPAYMENT PENALTY TER   NA    451-500  501-550 551-600  601-650 651-700  701-750  751-800   801-850     TOTAL     LTV      WAC
----------------------   --    -------  ------- -------  ------- -------  -------  -------   -------     -----     ---      ---
(whatever increments)
 0                                       0.01%    0.44%   12.69%  22.76%  14.86%    5.39%      0.15%     56.30%   93.68%  10.3863
 2                                       0.00%    0.00%    0.00%   0.00%   0.01%    0.00%      0.00%      0.01%   99.99%  11.7500
 3                                       0.00%    0.00%    0.05%   0.09%   0.10%    0.06%      0.00%      0.30%   90.39%  10.1809
 6                                       0.00%    0.00%    0.70%   1.74%   1.19%    0.12%      0.00%      3.75%   96.86%  10.6238
 7                                       0.00%    0.00%    0.00%   0.08%   0.02%    0.17%      0.00%      0.28%   97.56%   9.8408
12                                       0.01%    0.07%    2.26%   3.49%   2.24%    0.91%      0.01%      8.99%   95.77%  10.6689
18                                       0.00%    0.00%    0.00%   0.00%   0.00%    0.00%      0.00%      0.00%   99.80%   9.9990
24                                       0.01%    0.33%    6.97%   7.00%   3.45%    0.85%      0.01%     18.62%   98.25%  10.6985
30                                       0.00%    0.00%    0.01%   0.00%   0.02%    0.00%      0.00%      0.03%   94.82%   9.3154
36                                       0.03%    0.42%    3.42%   3.81%   2.10%    0.39%      0.02%     10.18%   95.82%  10.3624
60                                       0.00%    0.15%    0.51%   0.42%   0.38%    0.08%      0.00%      1.54%   97.17%  10.2515
                                         ----     ----    -----   -----   -----     ----       ----     ------    -----   -------
TOTAL:                                   0.05%    1.42%   26.61%  39.40%  24.37%    7.95%      0.19%    100.00%   95.11%  10.4719
                                         ====     ====    =====   =====   =====     ====       ====     ======    =====   =======

                         GROSS          AVG
PREPAYMENT PENALTY TER   MARGIN       PRIN BAL
----------------------   ------       --------
(whatever increments)
 0                          -        50,034.28
 2                          -        21,993.35
 3                          -        70,753.14
 6                          -        93,010.99
 7                          -        64,640.36
12                          -        67,969.47
18                          -        13,225.18
24                          -        46,189.28
30                          -        45,466.21
36                          -        49,522.01
60                          -        46,202.87
                         ------      ---------
TOTAL:                      -        51,289.15
                         ======      =========

MORTG RATES & FICO

                    FICO                                                                                    CURRENT          GROSS
MORTG RATES          NA    451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL     LTV      WAC   MARGIN
-----------          --    -------  -------  -------  -------  -------  -------  -------  -------   -----     ---      ---   ------
(50 bps increment)
7.501 TO 8.000                        0.00%    0.00%    0.29%    1.47%    1.46%    0.75%    0.01%    3.98%   89.92%   7.887    -
8.001 TO 8.500                        0.00%    0.02%    0.56%    2.54%    1.82%    0.67%    0.00%    5.62%   89.94%   8.384    -
8.501 TO 9.000                        0.00%    0.02%    1.10%    3.73%    2.82%    0.69%    0.03%    8.39%   91.79%   8.866    -
9.001 TO 9.500                        0.00%    0.08%    1.44%    3.50%    2.34%    0.93%    0.02%    8.31%   92.05%   9.375    -
9.501 TO 10.000                       0.00%    0.19%    3.65%    8.40%    5.34%    1.76%    0.03%   19.38%   95.38%   9.875    -
10.001 TO 10.500                      0.00%    0.08%    2.31%    3.63%    2.60%    0.87%    0.02%    9.51%   94.99%  10.387    -
10.501 TO 11.000                      0.00%    0.35%    5.83%    5.77%    2.99%    0.71%    0.00%   15.64%   97.00%  10.900    -
11.001 TO 11.500                      0.01%    0.27%    2.73%    2.57%    1.10%    0.41%    0.03%    7.12%   96.84%  11.372    -
11.501 TO 12.000                      0.02%    0.13%    3.48%    3.51%    1.89%    0.60%    0.03%    9.65%   97.05%  11.896    -
12.001 TO 12.500                      0.00%    0.05%    1.90%    1.56%    0.51%    0.12%    0.02%    4.16%   98.22%  12.388    -
12.501 TO 13.000                      0.01%    0.09%    1.92%    2.62%    1.49%    0.44%    0.01%    6.58%   98.03%  12.918    -
13.001 TO 13.500                      0.00%    0.03%    0.32%    0.02%    0.02%    0.00%    0.00%    0.40%   98.43%  13.331    -
13.501 TO 14.000                      0.01%    0.07%    0.26%    0.04%    0.00%    0.00%    0.00%    0.37%   98.38%  13.905    -
14.001 TO 14.500                      0.00%    0.04%    0.61%    0.03%    0.00%    0.00%    0.00%    0.68%   99.25%  14.326    -
14.501 TO 15.000                      0.01%    0.01%    0.15%    0.00%    0.00%    0.00%    0.00%    0.17%   99.66%  14.764    -
15.001 TO 15.500                      0.00%    0.00%    0.01%    0.00%    0.00%    0.00%    0.00%    0.01%  100.00%  15.250    -
15.501 TO 16.000                      0.00%    0.00%    0.01%    0.00%    0.00%    0.00%    0.00%    0.01%   99.99%  15.852    -
16.001 TO 16.500                      0.00%    0.00%    0.03%    0.00%    0.00%    0.00%    0.00%    0.03%  100.00%  16.246    -
                                      ----     ----    -----    -----    -----     ----     ----   ------    -----   ------  ------
TOTAL:                                0.05%    1.42%   26.61%   39.40%   24.37%    7.95%    0.19%  100.00%   95.11%  10.472    -
                                      ====     ====    =====    =====    =====     ====     ====   ======    =====   ======  ======

                        AVG
MORTG RATES           PRIN BAL
-----------           --------
(50 bps increment)
7.501 TO 8.000        55,266.55
8.001 TO 8.500        60,379.15
8.501 TO 9.000        55,558.59
9.001 TO 9.500        45,383.55
9.501 TO 10.000       55,512.04
10.001 TO 10.500      51,758.63
10.501 TO 11.000      53,557.72
11.001 TO 11.500      47,770.59
11.501 TO 12.000      53,778.52
12.001 TO 12.500      44,250.53
12.501 TO 13.000      46,384.53
13.001 TO 13.500      32,086.00
13.501 TO 14.000      31,295.55
14.001 TO 14.500      22,834.33
14.501 TO 15.000      28,429.01
15.001 TO 15.500      39,974.55
15.501 TO 16.000      17,642.05
16.001 TO 16.500      49,995.00
                      ---------
TOTAL:                51,289.15
                      =========

MORTG RATES & LTV

                    LTV                                                                                                AVG    GROSS
MORTG RATES         0-10    11-20    21-30    31-40    41-50    51-60    61-70    71-80    81-90    91-100   TOTAL     FICO   MARGIN
-----------         ----    -----    -----    -----    -----    -----    -----    -----    -----    ------   -----     ----   ------
(50 bps increment)
7.501 TO 8.000                        0.00%    0.01%    0.04%    0.11%    0.14%    0.61%    0.83%    2.24%    3.98%  711.280    -
8.001 TO 8.500                        0.00%    0.00%    0.09%    0.05%    0.24%    0.89%    1.22%    3.12%    5.62%  697.810    -
8.501 TO 9.000                        0.01%    0.05%    0.01%    0.03%    0.14%    0.79%    2.67%    4.70%    8.39%  694.640    -
9.001 TO 9.500                        0.00%    0.13%    0.00%    0.07%    0.25%    0.40%    2.43%    5.02%    8.31%  692.190    -
9.501 TO 10.000                       0.00%    0.00%    0.00%    0.16%    0.38%    0.67%    3.37%   14.79%   19.38%  688.750    -
10.001 TO 10.500                      0.00%    0.00%    0.00%    0.08%    0.08%    0.24%    2.45%    6.66%    9.51%  685.840    -
10.501 TO 11.000                      0.00%    0.01%    0.00%    0.00%    0.04%    0.30%    2.43%   12.87%   15.64%  669.650    -
11.001 TO 11.500                      0.00%    0.00%    0.00%    0.00%    0.01%    0.27%    1.07%    5.77%    7.12%  666.310    -
11.501 TO 12.000                      0.00%    0.01%    0.00%    0.11%    0.00%    0.05%    1.13%    8.35%    9.65%  671.020    -
12.001 TO 12.500                      0.00%    0.02%    0.01%    0.00%    0.00%    0.00%    0.14%    3.99%    4.16%  659.430    -
12.501 TO 13.000                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.46%    6.11%    6.58%  677.040    -
13.001 TO 13.500                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.01%    0.39%    0.40%  633.020    -
13.501 TO 14.000                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.01%    0.36%    0.37%  620.430    -
14.001 TO 14.500                      0.00%    0.01%    0.00%    0.00%    0.00%    0.00%    0.01%    0.67%    0.68%  617.200    -
14.501 TO 15.000                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.01%    0.16%    0.17%  611.220    -
15.001 TO 15.500                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.01%    0.01%  611.000    -
15.501 TO 16.000                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.01%    0.01%  615.800    -
16.001 TO 16.500                      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.03%    0.03%  640.930    -
                                      ----     ----    -----    -----    -----     ----     ----   ------    -----   ------   -----
TOTAL:                                0.01%    0.25%    0.15%    0.62%    1.27%    4.22%   18.22%   75.27%  100.00%  681.250    -
                                      ====     ====     ====     ====     ====     ====    =====    =====   ======   =======  =====

                         AVG
MORTG RATES            PRIN BAL
-----------            --------
(50 bps increment)
7.501 TO 8.000        55,266.55
8.001 TO 8.500        60,379.15
8.501 TO 9.000        55,558.59
9.001 TO 9.500        45,383.55
9.501 TO 10.000       55,512.04
10.001 TO 10.500      51,758.63
10.501 TO 11.000      53,557.72
11.001 TO 11.500      47,770.59
11.501 TO 12.000      53,778.52
12.001 TO 12.500      44,250.53
12.501 TO 13.000      46,384.53
13.001 TO 13.500      32,086.00
13.501 TO 14.000      31,295.55
14.001 TO 14.500      22,834.33
14.501 TO 15.000      28,429.01
15.001 TO 15.500      39,974.55
15.501 TO 16.000      17,642.05
16.001 TO 16.500      49,995.00
                      ---------
TOTAL:                51,289.15
                      =========